EXHIBIT 21.1

Entity Name	Domestic Jurisdiction	Names Under Which Subsidiary Conducts Business
22 Station Development Corporation	CA
2910942 Canada Inc.	Canada
379192 British Columbia Ltd.	BC, Canada
4023480 Canada Inc.	Canada
682523 Alberta Ltd.	AB, Canada
8885630 Canada Inc.	Canada	Restaurant Gypsy
A Storied Place At Snowmass LLC	DE
Alpine Aerotech GP Ltd.	BC, Canada
Alpine Aerotech Limited Partnership	BC, Canada
Alpine Helicopters Inc.	Canada
Big Island Country Club Estates Limited Partnership	HI
Blue Mountain Resorts GP Inc.	ON, Canada
Blue Mountain Resorts Limited Partnership	ON, Canada	Village Conference Center
Blue Mountain Resorts Limited Partnership	ON, Canada	The Pottery
Blue Mountain Resorts Limited Partnership	ON, Canada	South Base Lodge
Blue Mountain Resorts Limited Partnership	ON, Canada	Blue Mountain Inn
Blue Mountain Resorts Limited Partnership	ON, Canada	Blue Mountain Property Management
Blue Mountain Resorts Limited Partnership	ON, Canada	Grand Central Lodge
Blue Mountain Resorts Limited Partnership	ON, Canada	Jozo's
Bugaboo Helicopter Skiing 1992 Inc.	AB, Canada
Canadian Mountain Holidays GP Inc.	BC, Canada
Canadian Mountain Holidays Limited Partnership	BC, Canada	Arrow Lake Tavern
CDAE Acquisitions Corporation/Corporation d'Acquisitions CDAE	Canada
CDAE Acquisitions, Limited Partnership/Acquisitions CDAE, Societe en Commandite	QC, Canada
Cheat Mountain Water Company, Inc.	WV
Copper Mountain, Inc.	DE
Copper/Union Creek Development Company, LLC	DE
Eagle Helicopters, Inc.	ID	Kachina Aviation
First Ascent Development Corporation	CA
Founders Lodge Two Development Company, LLC	VT
ICRE, Inc.	DE	Intrawest Commercial Real Estate, Inc.
Intrawest California Holdings, Inc.	CA
Intrawest Events Marketing, Inc.	CO
Intrawest Golf Holdings, Inc.	DE	The Raven Golf Club at Three Peaks
Intrawest Hawaii Partners	CA
Intrawest Hawaii, Inc.	DE
Intrawest Honua Kai Hospitality Management, LLC	DE	Honua Kai Property Management
Intrawest Honua Kai Hospitality Management, LLC	DE	Honua Kai Resort & Spa
Intrawest Hospitality Management, Inc.	DE	Winter Park Resort Property Management
Intrawest Hospitality Management, Inc.	DE	Winter Park Resort Rental Management
Intrawest Hospitality Management, Inc.	DE	Winter Park Resort Lodging
Intrawest Hospitality Management, Inc.	DE	Whitebark Restaurant
Intrawest Hospitality Management, Inc.	DE	The Westin Monache Resort Mammoth
Intrawest Mexico Holdings, LLC	DE
Intrawest Mountain Adventures, Inc.	VA
Intrawest Napa Development Company, LLC	DE
Intrawest Napa Riverbend Hospitality Management, LLC	DE
Intrawest Operations Group Holdings, LLC	DE
Intrawest Operations Group, LLC	DE

Entity Name	Domestic Jurisdiction	Names Under Which Subsidiary Conducts Business
Intrawest Resorts Development Company	DE
Intrawest Restaurants California, LLC	DE
Intrawest Retail Group, Inc.	CO	Bridge Street Ski Haus
Intrawest Retail Group, Inc.	CO	Ski Haus at Evergreen Lodge
Intrawest Sandestin Company, L.L.C.	DE	Sandestin Golf and Beach Resort
Intrawest Shared Services, Inc.	DE
Intrawest Snowshoe Development, Inc.	WV
Intrawest Stratton Development Corporation	VT	Snowleaf
Intrawest Stratton Development Corporation	VT	Stratton Glen
Intrawest Stratton Development Corporation	VT	Tamarack Heights
Intrawest U.S. Commercial Property Management, Inc.	DE
Intrawest U.S. Holdings Inc.	DE	Intrawest Real Estate
Intrawest ULC	AB, Canada	Societe Placemaking NE | Placemaking NE
Intrawest ULC	AB, Canada	Reservations Mont-Tremblant | Mont-Tremblant reservations
Intrawest ULC	AB, Canada	Intrawest ®
Intrawest ULC	AB, Canada	Intrawest Vacations
Intrawest ULC	AB, Canada	Intrawest Placemaking (TM)
Intrawest ULC	AB, Canada	Intrawest Lodging
Intrawest ULC	AB, Canada	Intrawest Central Reservations
Intrawest ULC	AB, Canada	Centrale de reservations Intrawest
Intrawest ULC	AB, Canada	Centrale de Réservations Intrawest / Intrawest Central Reservations
Intrawest ULC	AB, Canada	Canadian Mountain Holidays
Intrawest ULC	AB, Canada	Canadian Mountain Holidays
Intrawest ULC	AB, Canada	CMH Summer Adventures
Intrawest ULC	AB, Canada	CMH Summer Adventures
Intrawest ULC	AB, Canada	CMH Heli-Skiing
Intrawest ULC	AB, Canada	CMH Heli-Skiing
Intrawest ULC	AB, Canada	Blue Mountain Resort
Intrawest ULC	AB, Canada	BMR Property Management
Intrawest Waikoloa, Inc.	DE
Intrawest/Eagle's Nest, Inc.	CO
Intrawest/Lake Las Vegas Development Corporation	DE
Intrawest/Lodestar Development Company	CA
Intrawest/Lodestar Golf Limited Partnership	CA
Intrawest/Lodestar Limited Partnership	CA
Intrawest/Winter Park Development Corporation	DE	Village at Winter Park Resort
Intrawest/Winter Park Development Corporation	DE	Village of Winter Park
Intrawest/Winter Park Development Corporation	DE	Village of Winter Park Resort
Intrawest/Winter Park Operations Corporation	DE	Camp Cabela's
Intrawest/Winter Park Operations Corporation	DE	The Vintage Hotel
Intrawest/Winter Park Operations Corporation	DE	Winter Park Resort
Intrawest/Winter Park Restaurant Corporation	DE	Lunch Rock
Intrawest/Winter Park Restaurant Corporation	DE	West Portal Food And Beverage
Intrawest/Winter Park Restaurant Corporation	DE	Snoasis
Intrawest/Winter Park Restaurant Corporation	DE	Sundance Cafe
Intrawest/Winter Park Restaurant Corporation	DE	Sunspot
Intrawest/Winter Park Restaurant Corporation	DE	Mary Jane Cafeteria
IRG Restaurant Company	DE	Vintage Grab n Go
IRG Restaurant Company	DE	The Lift Shack
IRG Restaurant Company	DE	Treeline Treats

Entity Name	Domestic Jurisdiction	Names Under Which Subsidiary Conducts Business
IRG Restaurant Company	DE	The Columbia Store
IW Mammoth Holdings, LLC	DE
IW Resorts Limited Partnership	BC, Canada
IW/WP Building Six-Vintage Development Company, LLC	DE
IW/WP Four-Five Development Company, LLC	DE
IW/WP Village Core Development Company, LLC	DE
Johannsen-Deslauriers Limited Partnership/Société en commandite Johannsen-Deslauriers	QC, Canada
Juniper Properties, Inc.	CA
LPIHGC, LLC	DE
MBGC Limited Partnership	DE
Mont Tremblant Resort Inc./Station Mont Tremblant Inc.	Canada
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	0008 Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	681-Golf
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Académie de Golf Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Académie de Golf Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Adrénaline & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Bar Cappucino
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Bar Club de Golf
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Bar Club de Golf Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Bar La Légende
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Bar Nord
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Bar Nord Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Beach and Tennis Club
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Boutique Adrénaline
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Boutique Adrénaline & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	COUPE CANADA VÉLO
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Cabriolet
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Café Johannsen Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Cafétéria du Sommet
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Cafétéria du Sommet Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Cappucino Jardin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Cappucino Jardin Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Cappucino Manitou
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Cappucino Manitou Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Cappucino Nord
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Cappucino Nord Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Carte Max
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Carte Max & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Centre Aventure
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Centre Aventure & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Centre Haute Performance
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Centre Haute Performance & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Centre Merrell
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Centre d'Activités Mont-Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Centre des Congrès Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Centre des Congrès Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Chalet Plage et Tennis
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Chalet Plage et Tennis Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Chalet des Voyageurs
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Cirque Blanc

Entity Name	Domestic Jurisdiction	Names Under Which Subsidiary Conducts Business
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Cirque Blanc Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Club Plage et Tennis
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Club des Jeunes Kid'z Club & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Club des Montagnards Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Club des Montagnards Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Collection Souvenir
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Collection Souvenir & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Cyberneige
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Cybersnow
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Côté Obscur
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Duncan Express
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Ecotour
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Explore!
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Explore! & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Expo Express
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	FESTIVAL INTERNATIONAL DU BLUES DE TREMBLANT
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Festival International du Blues de Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Flying Miles
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Fourchette du Diable
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Fourchette du Diable Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	GRAVITÉ
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	GROUPE DE GOLF RAVEN
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Gamine
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Golf Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Golf Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Golf Tremblant Academy
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Golf Tremblant Academy & Design
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Golf Tremblant Académie
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Golf Tremblant Académie & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Grand Prix Merrell
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Gravité & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Horizons Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Horizons Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	IQ
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Immobilier Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Immobilier Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Immobilier Tremblant Real Estate
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Immobilier Tremblant Real Estate & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Intrawest
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Intrawest Quartier
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Algonquin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Algonquin Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Aquaclub la Source
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Express Bar
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Express Bar Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Héritage
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Héritage Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Âtre du Inn
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'École de Neige Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Équinoxe

Entity Name	Domestic Jurisdiction	Names Under Which Subsidiary Conducts Business
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Équinoxe & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Érablière
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Érablière I
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Érablière I Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Érablière II
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Érablière II Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	L'Érablière Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	LE SKI, UN JEU QUI S'APPREND!
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	LES CÈDRES
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Canadienne
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Chouette
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Chouette & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Clairière
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Clairière I
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Clairière I & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Clairière Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Flying Miles
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Fourchette de la Diable
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Fourchette de la Diable Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Fête de la Musique
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Légende
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Légende Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Pizzeria de la Diable
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Place St-Bernard
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Source
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Source Aquaclub Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Tour des Voyageurs
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	La Tour des Voyageurs Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Bar Octo
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Bistro
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Bistro Resto
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Boisé
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Boisé Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Bondurant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Bondurant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Chalet des Voyageurs
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Chalet des Voyageurs & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Chalumeau
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Chalumeau II
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Chalumeau II Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Chalumeau Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Deslauriers
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Deslauriers Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Diable Golf Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Diable Golf Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Domaine de la Forêt
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Domaine de la Forêt & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Domaine de la Montagne
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Domaine de la Montagne Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Edge

Entity Name	Domestic Jurisdiction	Names Under Which Subsidiary Conducts Business
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Grand Manitou
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Grand Manitou Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Géant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Géant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Géant Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Inn D'Autrefois
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Johannsen
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Johannsen Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Kandahar
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Kandahar Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Lodge de la Montagne
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Lodge de la Montagne Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Pavillon Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Petit Géant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Petit Géant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Plateau sur La Montagne & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Plateau sur la Montagne
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Refuge du Cerf
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Refuge du Cerf Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Rocher Soleil
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Rocher Soleil Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Royal
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Royal Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Sommet Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Sommet Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Sommet des Neiges Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Sommet des Neiges Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le St- Andrews
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le St-Andrews Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le St-Bernard
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le St-Bernard Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Vieux Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Westin Resort
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Le Westin Resort Tremblant, Québec & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Falaises
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Falaises & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Hauts-Bois
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Hauts-Bois Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Manoirs
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Manoirs Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Pignons sur le Golf
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Pignons sur le Golf Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Ruisseaux
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Ruisseaux & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Sommets
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Sommets Mont-Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Suites Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Suites Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Suites Tremblant by Intrawest
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Suites Tremblant by Intrawest & Dessin

Entity Name	Domestic Jurisdiction	Names Under Which Subsidiary Conducts Business
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Suites Tremblant par Intrawest
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Les Suites Tremblant par Intrawest & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Location Haute Performance
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Location Planche à Neige
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Location Sud
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Location/Réparation Nord
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	MONTAGNE POUR TOUS
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	MOUNTAIN FOR ALL
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Magasin Général
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Magasin de la Place
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Magasin de la Place & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Magic Carpet
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Maple Leaf & Skier Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Max Card
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Max Card & Design
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Merrell Centre
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Molson Ex Pro-Challenge
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Mont Tremblant Resorts and Company, Limited Partnership
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	North Side
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Nouveau Versant Soleil
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Nouveau Versant Soleil & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Octobar
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Octobar Rock
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Parc Plage
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Parc Vélo-X
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Parc d'Aventrues Xzone Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Pavillon Immobilier
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Planet Surf
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Porte du Soleil
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Raven Golf Group
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Restaurant du Sommet
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Resto-Bar l'Âtre du Inn
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Resto-Bar l'Âtre du Inn & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Resto-Bar l'Âtre du Inn Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Réparation Sud
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Ski Max
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Ski Plus
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Snowblade Open
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	South Side
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Sport 360
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Sport 360 & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Station Mont Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Station Mont Tremblant Lodge Inc. & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Surf sous les Étoiles
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Surf sous les Étoiles & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Symphonie des Couleurs
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Symphony of Coulours
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	TGV
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tapis Magique
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tennis Tremblant & Dessin

Entity Name	Domestic Jurisdiction	Names Under Which Subsidiary Conducts Business
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Terrasse de la Canadienne
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Terrasse de la Fourchette de la Diable
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Terrasse de la Pizzeria de la Diable
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Terrasse du Bar Club de Golf
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Terrasse du Bistro
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Terrasse du Cercle des Voyageurs
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Terrasse du Chalet Plage et Tennis
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Terrasse du Chalet des Voyageurs
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Terrasse du Restaurant du Sommet
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Terrasse du Rond Point du Nord
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	The Edge
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Théâtre Écovision
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Toufou
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant 60E Anniversaire & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant Beach & Tennis & Design
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant Conference Center & Design
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant Conference Centre
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant Etc.
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant Etc. & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant Max
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant Max & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant Plage & Tennis & Beach & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant Plage & Tennis & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant Real Estate
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant Real Estate & Design
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant Snow School
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant Snow School & Design
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant, Mont-Tremblant, Québec & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant-Les-Eaux
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant-Les-Eaux & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant.QC.CA
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant.com
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Tremblant.net
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Télécabine Express - Gondola
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Univers Magique
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Univers Magique & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Vente de Blanc
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Versant Nord
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Versant Soleil
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Versant Soleil & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Versant Sud
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Week-End Portes Ouvertes
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Xzone Parc d'Aventures
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Xzone Parc d'Aventures Tremblant & Dessin
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Zone Flying Miles
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	ÉVÉNEMENTS TREMBLANT & DESSIN
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	École de Neige Tremblant
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	École de Neige Tremblant & Dessin

Entity Name	Domestic Jurisdiction	Names Under Which Subsidiary Conducts Business
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Écozone
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	QC, Canada	Événements Tremblant
MonteLago Three Development Company, LLC	DE
Mountain Community Management, LLC	DE
Northwest Maui Corporation	DE
PassCo LLC	DE	M.A.X. Pass
Playground Advisory Services, LLC	DE
Playground Destination Properties Inc.	WA
Playground Limited Partnership	BC, Canada	SOCIÉTÉ EN COMMANDITE PLAYGROUND
Playground Limited Partnership	BC, Canada	UNITÉ D'AFFAIRES PLAYGROUND NORD-EST / PLAYGROUND NORTH EAST BUSINESS UNIT
Playground Limited Partnership	BC, Canada	Playground
Playground Mexico, S. de R.L. de C. V.	Mexico
Playground Real Estate GP Ltd.	BC, Canada	Commandité Immobilier Playground
Playground Real Estate Inc.	BC, Canada	Immobilier Playground Tremblant
Playground Real Estate Inc.	BC, Canada	Engel & Völkers Mont Tremblant
Playground Real Estate Inc.	BC, Canada	Immobilier Playground
Playground Services Inc.	DE
Project Sierra Housing Two Development Company, LLC	DE
Sandestin Resort & Club, Inc.	FL
Sierra Star Four-Five Development Company, LLC	DE
Snowshoe Mountain Homes, LLC	DE	Snowshoe Mountain Homes
Snowshoe Mountain Homes, LLC	DE	Snowshoe Property Management
Snowshoe Mountain, Inc.	WV	Take A Hike
Snowshoe Mountain, Inc.	WV	The Boiler Room
Snowshoe Mountain, Inc.	WV	The Cheat Mountain Pizza Company
Snowshoe Mountain, Inc.	WV	The Connection
Snowshoe Mountain, Inc.	WV	The Junction at Highland House
Snowshoe Mountain, Inc.	WV	The Marketplace at Silver Creek
Snowshoe Mountain, Inc.	WV	The Outpost Adventure Park
Snowshoe Mountain, Inc.	WV	The Raven Golf Club at Snowshoe Mountain
Snowshoe Mountain, Inc.	WV	The Raven Grille
Snowshoe Mountain, Inc.	WV	The Seneca
Snowshoe Mountain, Inc.	WV	The Spa at Snowshoe
Snowshoe Mountain, Inc.	WV	The Sunset Grille & Cantina
Snowshoe Mountain, Inc.	WV	The Tool Shed
Snowshoe Mountain, Inc.	WV	The Trout and the Fly, Fly Fishing Merchants of the Alleghenies
Snowshoe Mountain, Inc.	WV	Top of the World Rentals
Snowshoe Mountain, Inc.	WV	Whistle Stop Cabin
Snowshoe Mountain, Inc.	WV	Wild Hare
Snowshoe Mountain, Inc.	WV	Wildcat Annex
Snowshoe Mountain, Inc.	WV	Wildcat Provisions
Snowshoe Mountain, Inc.	WV	4848' Mountain Performance Shop
Snowshoe Mountain, Inc.	WV	Allegheny Springs Conference Center
Snowshoe Mountain, Inc.	WV	Arbuckle's Cabin in the Western Territory
Snowshoe Mountain, Inc.	WV	Auntie Pastas
Snowshoe Mountain, Inc.	WV	Ballhooters Pub
Snowshoe Mountain, Inc.	WV	Base Mountain Rentals
Snowshoe Mountain, Inc.	WV	Black Run Sugar House
Snowshoe Mountain, Inc.	WV	Boat House on Shaver's Lake
Snowshoe Mountain, Inc.	WV	Brandi's

Entity Name	Domestic Jurisdiction	Names Under Which Subsidiary Conducts Business
Snowshoe Mountain, Inc.	WV	Cheat Mountain Pizza Express
Snowshoe Mountain, Inc.	WV	Columbia at Snowshoe
Snowshoe Mountain, Inc.	WV	Expedition Station Ski Rental Shop
Snowshoe Mountain, Inc.	WV	Full Tilt Snow-Skate-Style
Snowshoe Mountain, Inc.	WV	Gift Shoppe at the Inn
Snowshoe Mountain, Inc.	WV	Goodtime Bobby's
Snowshoe Mountain, Inc.	WV	Gourmet to Go
Snowshoe Mountain, Inc.	WV	Grommets
Snowshoe Mountain, Inc.	WV	High Country Clothing Company
Snowshoe Mountain, Inc.	WV	Hole in the Wall
Snowshoe Mountain, Inc.	WV	Hoot's
Snowshoe Mountain, Inc.	WV	Inn at Snowshoe
Snowshoe Mountain, Inc.	WV	Last Run
Snowshoe Mountain, Inc.	WV	Lotta Logo
Snowshoe Mountain, Inc.	WV	Moonshine
Snowshoe Mountain, Inc.	WV	Mountain Adventure Center at Snowshoe
Snowshoe Mountain, Inc.	WV	Mountain Kids
Snowshoe Mountain, Inc.	WV	Mountain Memories
Snowshoe Mountain, Inc.	WV	One Track Mind
Snowshoe Mountain, Inc.	WV	Pizzazz Pizza
Snowshoe Mountain, Inc.	WV	Pocahontas Supply Company
Snowshoe Mountain, Inc.	WV	Pulp and Paper Company
Snowshoe Mountain, Inc.	WV	Red Oak Lounge
Snowshoe Mountain, Inc.	WV	Rosa's Cantina
Snowshoe Mountain, Inc.	WV	Salsa's
Snowshoe Mountain, Inc.	WV	Shaver's Center
Snowshoe Mountain, Inc.	WV	Signatures of Snowshoe
Snowshoe Mountain, Inc.	WV	Silver Creek - The Bear's Den
Snowshoe Mountain, Inc.	WV	Silver Creek Rentals
Snowshoe Mountain, Inc.	WV	Smith Optics at Snowshoe
Snowshoe Mountain, Inc.	WV	Snowshoe Clothing Company
Snowshoe Mountain, Inc.	WV	Snowshoe Health Clinic
Snowshoe Mountain, Inc.	WV	Snowshoe Mountain Biking Center
Snowshoe Mountain, Inc.	WV	Snowshoe Outdoor Adventure Programs
Snowshoe Mountain, Inc.	WV	Souper
Snowshoe Mountain, Inc.	WV	Split Rock Pool
Snowshoe Mountain, Inc.	WV	Spruce Lodge
Snowshoe Mountain, Inc.	WV	Spruce Rentals
Snowshoe Mountain, Inc.	WV	Starbucks at Snowshoe Village
Snowshoe Mountain, Inc.	WV	Summit Rentals
Snowshoe Mountain, Inc.	WV	Sunrise Backcountry Hut
Snowshoe Mountain, Inc.	WV	Sunset Cantina
Sock 1, LLC	DE
Sock 2, LLC	DE
Sock 3, LLC	DE
Sock 4, Inc.	DE
Sock 5, Inc.	DE
South Minaret Development Company, LLC	DE
St-Bernard and Company, Limited Partnership/Société en commandite St-Bernard	QC, Canada
Steamboat Ski & Resort Corporation	DE	Steamboat Saloon

Entity Name	Domestic Jurisdiction	Names Under Which Subsidiary Conducts Business
Steamboat Ski & Resort Corporation	DE	Steamboat Ski & Resort Realty
Steamboat Ski & Resort Corporation	DE	Steamboat Ski & Sport
Steamboat Ski & Resort Corporation	DE	Steamboat Ski Corporation
Steamboat Ski & Resort Corporation	DE	Steamboat Ski Rentals
Steamboat Ski & Resort Corporation	DE	Steamboat Ski Resort Grant Summit Showcase
Steamboat Ski & Resort Corporation	DE	Storm Mountain Outfitters
Steamboat Ski & Resort Corporation	DE	The Steamboat Grand Resort Hotel Conference Center
Steamboat Ski & Resort Corporation	DE	Thunderhead Shop
Steamboat Ski & Resort Corporation	DE	Steamboat Reservation Services, Inc.
Steamboat Ski & Resort Corporation	DE	Steamboat Mercantile
Steamboat Ski & Resort Corporation	DE	Steamboat Gifts
Steamboat Ski & Resort Corporation	DE	Steamboat Downtown
Steamboat Ski & Resort Corporation	DE	Steamboat Creative Services, Inc.
Steamboat Ski & Resort Corporation	DE	RideSports
Steamboat Ski & Resort Corporation	DE	Ride Sports
Steamboat Ski & Resort Corporation	DE	Rendezvous Shop
Steamboat Ski & Resort Corporation	DE	Kids' Vacation Center
Steamboat Ski & Resort Corporation	DE	Grand Café & Gift Shop
Steamboat Ski & Resort Corporation	DE	Billy Kidd Performance Center
Steamboat Ski & Resort Corporation	DE	Springalicious
The Stratton Corporation	VT	Grizzly's at Stratton
The Stratton Corporation	VT	Head Case
The Stratton Corporation	VT	Hubert Haus
The Stratton Corporation	VT	Liftline Lodge
The Stratton Corporation	VT	Luna's at the Stratton Mountain Club
The Stratton Corporation	VT	Market Bistro
The Stratton Corporation	VT	Mtn Smoke
The Stratton Corporation	VT	Simple Necessities
The Stratton Corporation	VT	Sol
The Stratton Corporation	VT	Stratton Activity Hub
The Stratton Corporation	VT	Stratton Childcare I (Summer)
The Stratton Corporation	VT	Stratton Childcare II
The Stratton Corporation	VT	Stratton Employee Child Care Center
The Stratton Corporation	VT	Stratton Hub
The Stratton Corporation	VT	Stratton Mountain Club
The Stratton Corporation	VT	Stratton Mountain Resort
The Stratton Corporation	VT	Stratton Mountain Ski Club
The Stratton Corporation	VT	Stratton Mountain Winter Sports Club
The Stratton Corporation	VT	Stratton Mountain Winter Sports Program
The Stratton Corporation	VT	Stratton Ski Area
The Stratton Corporation	VT	Stratton Tunes
The Stratton Corporation	VT	Syd and Dusty Snowboard Shop
The Stratton Corporation	VT	Table 43.1
The Stratton Corporation	VT	The Boot Lab
The Stratton Corporation	VT	The Day Spa at Stratton Village
The Stratton Corporation	VT	The Market
The Stratton Corporation	VT	The Mill House
The Stratton Corporation	VT	Timber Hall
The Stratton Corporation	VT	U.S. Snowboarding Hall of Fame
The Stratton Corporation	VT	VT Open

Entity Name	Domestic Jurisdiction	Names Under Which Subsidiary Conducts Business
The Stratton Corporation	VT	Vermont Open Snowboarding Championships
The Stratton Corporation	VT	Washed Up Cup
The Stratton Corporation	VT	Wildthings at the Stratton Mountain Club
The Stratton Corporation	VT	eLevation
The Stratton Corporation	VT	Green Apron
The Stratton Corporation	VT	Bentley's Bar & Grille
Upper Bench Development Corporation	CA
Walton Pond Apartments, Inc.	DE
Westbrook Development Corporation	ON, Canada
Winter Park Development Company, LLC	DE